                                                                   EXHIBIT 19(a)

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints the President, Secretary, and Assistant Secretary of The Parkstone Advantage Fund, and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES                                   TITLE                                       DATE
----------                                   -----                                       ----

/s/ George R. Landreth                       Trustee and                                 May 23, 1996
------------------------------------         Chairman of the Board
George R. Landreth

/s/ James R. Schmank                         Trustee                                     May 23, 1996
------------------------------------
James R. Schmank

/s/ Brenda M. Luthi                          Trustee                                     May 23, 1996
------------------------------------
Brenda M. Luthi

/s/ Lawrence D. Bryan                        Trustee                                     May 23, 1996
------------------------------------
Lawrence D. Bryan

/s/ Robert M. Beam                           Trustee                                     May 23, 1996
------------------------------------
Robert M. Beam

/s/ Adrian Charles Edwards                   Trustee                                     May 23, 1996
------------------------------------
Adrian Charles Edwards

Sworn to and subscribed before me this 23rd day of May, 1996.
                                       ----        ---
/s/ Stephen Mintos
-----------------------------------
Stephen Mintos, Notary Public

 Franklin      County, Ohio
--------------         ------------------
My Commission Expires:  Lifetime Commission
                        ---------------------
                        Attorney at Law